SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 18, 2005

ACR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-12490	74-2008473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilcrest Drive,

Suite 440

Houston, Texas 77042

(Address of Principal Executive Offices, Including Zip Code)

(713) 780-8532

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 18, 2005, ACR Group, Inc. (the “Company”) appointed Mr. Thomas J. Reno to the Company’s Board of Directors to fill a vacant seat on the Board. Mr. Reno will serve on both the compensation and audit committees of the Board. In 2000 Mr. Reno founded Thomas J. Reno & Associates, Inc. a management consulting firm specializing in compensation and benefit consulting to boards of directors and senior executives. Prior to starting his own firm, Mr. Reno was a partner with KPMG in charge of the firm’s central regional compensation and benefits consulting practice. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 7.01. Regulation FD Disclosure.

The Company is attaching a copy of the press release dated August 23, 2005 as Exhibit 99.1.

Exhibit	Description
99.1	Press release dated August 23, 2005 issued by ACR Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: August 23, 2005	By:	/s/ Anthony R. Maresca
Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated August 23, 2005 by ACR Group, Inc.